UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2022

CORPORATE PROPERTY ASSOCIATES 18 - GLOBAL INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-54970	90-0885534

(Commission File Number)	(IRS Employer Identification No.)

One Manhattan West, 395 9th Avenue, 58th Floor New York, New York	10001

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

The information disclosed in the second paragraph of Item 2.01 is hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2022, the merger (the “Merger”) of Corporate Property Associates 18 – Global Incorporated (“CPA:18”) and CPA18 Merger Sub LLC, a Maryland limited liability company and an indirect wholly owned subsidiary of W. P. Carey (“W. P. Carey”), became effective and, subject to the terms and conditions of the Agreement and Plan of Merger, dated as of February 27, 2022 (the “Merger Agreement”), each share of CPA:18 Class A common stock, $0.001 par value per share, and each share of CPA:18 Class C common stock, $0.001 par value per share, issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) was converted into the right to receive 0.0978 shares of W. P. Carey common stock, $0.001 par value per share, and $3.00 in cash, without interest. Fractional shares were converted into cash. Neither W. P. Carey nor any of its subsidiaries received any merger consideration for any shares of CPA:18 common stock owned by them.

Prior to the consummation of the Merger, certain affiliates of W. P. Carey provided advisory services to CPA:18 pursuant to (i) the Amended and Restated Advisory Agreement, dated as of January 1, 2015, among CPA:18, CPA®:18 Limited Partnership and Carey Asset Management Corp., as amended, and (ii) the Amended and Restated Asset Management Agreement, dated as of May 13, 2015, among CPA:18, CPA®:18 Limited Partnership and W. P. Carey & Co. B. V., as amended (collectively, the “Advisory Agreements”). The Advisory Agreements were automatically terminated upon the closing of the Merger.

The foregoing descriptions of the Merger Agreement and the transactions contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement. A copy of the Merger Agreement was filed as Exhibit 2.1 to CPA:18’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2022, and is incorporated herein by reference.

Item 3.01 Material Modification to Rights of Security Holders.

The information disclosed in Item 2.01 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information disclosed in Item 2.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Corporate Property Associates 18 – Global Incorporated

Date: August 4, 2022	By:	/s/ Susan C. Hyde
Susan C. Hyde
Chief Administrative Officer and Corporate Secretary